                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company
                                             )           CHAPTER 11
                                             )           Case No. 01-25010
                                             )
                                             )
                      Debtor(s)              )

                            MONTHLY OPERATING REPORT
                      For the Month Ending March 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:        Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                        0
--------------------------------------------------------------------------------
Current number of employees:                                 0
--------------------------------------------------------------------------------
Gross monthly payroll:
--------------------------------------------------------------------------------
         Officers, directors, and principals                 0
--------------------------------------------------------------------------------
         Other employees                                     0
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                          YES
--------------------------------------------------------------------------------
Exceptions:                                     _______________________________

                                                _______________________________
================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?          NO

5. Are all BUSINESS LICENSES or BONDS current?       YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                              $
--------------------------------------------------------------------------------
B.  Reversal of transfer of BCI to
    Post-petition AR                             $ 273,207.00
--------------------------------------------------------------------------------
C.  Collections                                  $ (59,777.00)
--------------------------------------------------------------------------------
D.  BCI withholding                              $ (19,108.00)
--------------------------------------------------------------------------------
E.  Offsets/credits                              $ (59,735.00)
================================================================================
F.  Ending Balance                               $ 134,587.00
================================================================================

(1) Receivables of Startec Global Licensing Company are billed and/or collected by Startec Global Operating Company. Receivables billed by Startec
Global Operating Company are collected directly by that company and are included in its aged receivables. Other receivables of Licensing collected by Operating
Company are transferred via intercompany upon receipt of any monies.

                                                                          FORM 5
                                                                       Continued

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $ 629,243.00
--------------------------------------------------------------------------------
B.  Reversal of transfer of BCI
    from Pre-petition AR                            $(273,047.00)
--------------------------------------------------------------------------------
C.  Incurred this Period                            $ 402,873.00
--------------------------------------------------------------------------------
D.  Collected this Period (1)                       $ (368,682.00)
--------------------------------------------------------------------------------
E.  BCI withholding                                 $ 14,307.00
--------------------------------------------------------------------------------
F.  Offsets/credits                                 $ 55,274.00
================================================================================
G.  Ending Balance                                  $ 459,968.00
================================================================================

Ending Balance Aging (2):

0-30 Days:  $_____________31-60 Days: $ __________ Over 60 Days: _____________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

(1) Receivables of Startec Global Licensing Company are billed and/or collected by Startec Global Operating Company. Receivables billed by Startec
Global Operating Company are collected directly by that company and are included in its aged receivables. Other receivables of Licensing collected by Operating
Company are transferred via intercompany upon receipt of any monies.

(2) See aging attached to Form 6.

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                   $
================================================================================
B.  Incurred this Period
--------------------------------------------------------------------------------
C.  Pay this Period                                   $
================================================================================
D.  Ending Balance (A plus B minus C)                 $
================================================================================

Ending Balance Aging:

0-30 Days: $ _____________31-60 Days: $ ____________ Over 60 Days: _____________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the
delinquencies.           NOT APPLICABLE

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                              NO(1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor has not yet paid certain pre-petition taxes that it was authorized to pay. In addition, the debtor has not paid certain post-petition taxes that became due and payable during the month ending March 31, 2002. The debtor is currently reconciling the past due amounts of the post-petition taxes to ensure accuracy and the debtor intends to pay these amounts as soon as the reconciliation is completed.

                                                                          FORM 5
                                                                       Continued

10. BANK ACCOUNTS: Have you changes banks or any other financial institution
during this period?            NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?             YES

12.        INSURANCE:                Policy expiration date:
================================================================================
        Auto and truck                     10/1/2002 *
--------------------------------------------------------------------------------
        Fire                               10/1/2002 *
--------------------------------------------------------------------------------
        D&O Insurance                      10/1/2002 *
--------------------------------------------------------------------------------
        Liability                          10/1/2002 *
--------------------------------------------------------------------------------
        Workers Comp.                      10/1/2002 *
================================================================================

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?                  NO

       OR  consent to relief from the automatic stay ( S362)?  NO

       If yes, explain: To the limited extent provided in the
Court's orders (1) authorizing DIP financing (Judge's bench ruling occurred on
February 6, 2002 but order not yet entered) and (2) authorizing BCI to adjust
Debtors' accounts in accordance with invoice ready billing agreement (entered
March 13, 2002). Docket attached to parent company's current Monthly Operating
Report.

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?              YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)?  NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: NONE

Type of Motion           Brief Description of Asset          Projected Income
================================================================================
                                                              $
--------------------------------------------------------------------------------
                                                              $
--------------------------------------------------------------------------------
                                                              $
--------------------------------------------------------------------------------
                                                              $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached.      NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:     NONE
================================================================================
Creditor         Frequency      Amount of       Next Payment      Post-Petition
                    of         Each Payment         Due           Payments not
                  Payments                                        Made: Numbers
                    per                                            and Amounts
                  Contract
================================================================================
                             $                   /          /
--------------------------------------------------------------------------------
                             $                   /          /
--------------------------------------------------------------------------------
                             $                   /          /
--------------------------------------------------------------------------------
                             $                   /          /
================================================================================

                                                                          FORM 5
                                                                       Continued

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:     NONE

Professional                   Service                      Projected Income
================================================================================
                                                          $
--------------------------------------------------------------------------------
                                                          $
--------------------------------------------------------------------------------
                                                          $
--------------------------------------------------------------------------------
                                                          $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                             Monthly Disbursements:
================================================================================
Month 1 ( current quarter)
--------------------------------------------------------------------------------
Month 2 ( current quarter)
--------------------------------------------------------------------------------
Month 3 ( current quarter)
================================================================================
Total
================================================================================

Quarterly Fee to be Paid $250.00 (Refer to Fee Calculation Chart on page 16)

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: April 19, 2002                 DEBTOR IN POSSESSION
                                      By:               Prabhav Maniyar
                                      Name/Title:       Chief Financial Officer,
                                                        Director and Secretary
                                      Address:          1151 Seven Locks Road
                                                        Potomac, MD  20854
                                      Telephone:        (301) 610-4300

                                      /s/ Prabhav V. Maniyar

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company              )        CHAPTER 11
                                                      )        Case No. 01-25010
                                                      )
                                                      )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                       For the Month Ended March 31, 2002
                (All figures refer to post-petition transactions)

                                     This Month                Year to Date
================================================================================
A. TOTAL SALES/INCOME               $ 334,657.00             1,001,077.00
================================================================================
COST OF SALES:
================================================================================
     Purchases of Inventory         $
--------------------------------------------------------------------------------
     Purchased Services             $ 191,372.00             572,193.00
================================================================================
B. SUBTOTAL Cost of Sales          -$ 191,372.00          -$ 572,193.00
================================================================================
C. GROSS PROFIT (A - B)            =$ 143,285.00          =$ 428,884.00
================================================================================
OPERATING EXPENSES:
================================================================================
      Officer Salaries              $                      $
--------------------------------------------------------------------------------
      Other Employee Salaries       $                      $
--------------------------------------------------------------------------------
      Taxes (Payroll)               $                      $
--------------------------------------------------------------------------------
      Employee Benefits             $                      $
--------------------------------------------------------------------------------
      Advertising / Marketing       $                      $ 57,446.00
--------------------------------------------------------------------------------
      Auto Expenses                 $                      $
--------------------------------------------------------------------------------
      Entertainment                 $                      $
--------------------------------------------------------------------------------
      Insurance (Real Estate)       $                      $
--------------------------------------------------------------------------------
      Insurance (Other)             $                      $
--------------------------------------------------------------------------------
      Interest                      $                      $
--------------------------------------------------------------------------------
     Leases (Other than Rent)       $                      $
--------------------------------------------------------------------------------
    Outside Services &
    Contractors                     $                      $
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)                  $                      $
--------------------------------------------------------------------------------
     Rent                           $                      $
--------------------------------------------------------------------------------
     Repairs & Maintenance          $                      $
--------------------------------------------------------------------------------
     Supplies                       $                      $
--------------------------------------------------------------------------------
     Taxes (Real Property)          $                      $
--------------------------------------------------------------------------------
     Taxes (Other)                  $                      $
--------------------------------------------------------------------------------
     Telephone                      $                      $
--------------------------------------------------------------------------------
     Prior period adjustment        $                      $ (10,028.00)
--------------------------------------------------------------------------------
     Allocated G&A from
     affiliate                      $ 126,608.00           $ 380,707.00
--------------------------------------------------------------------------------
     Taxes (Payroll)                $                      $
--------------------------------------------------------------------------------
     Fees and offsets               $ 38,730.00            $ 75,550.00
--------------------------------------------------------------------------------
     ________________________       $                      $
--------------------------------------------------------------------------------
     ________________________       $                      $
================================================================================
D.  SUBTOTAL Operating Expenses    -$ 165,338.00          -$ 503,675.00
================================================================================
E.  PROFIT/LOSS FROM OPERATION     =$ (22,053.00)         =$ (74,791.00)
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest                       $                      $
--------------------------------------------------------------------------------
     ________________________       $                      $
--------------------------------------------------------------------------------
     ________________________       $                      $
================================================================================
F. SUBTOTAL Other Income
   (Expenses)                      =$                     =$
================================================================================
G. Income Tax Expense               $                      $
--------------------------------------------------------------------------------
H. Income Tax Expense               $                      $
================================================================================
I. NET INCOME (LOSS) (E+F-G-H)      $ (22,053.00)          $ (74,791.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard - Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                        SCHEDULE AR (Accounts Receivable)
                              As of March 31, 2002
                    (List Post-Petition Receivables Only) (1)

================================================================================
Debtor (Due From)     Total Due      Date Incurred     Past Due      Past Due
                                                      31-60 Days    Over 60 Days
================================================================================
Retail customers     $ 459,968.00       Daily           238,358      15,233.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed aging available upon request.

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                         SCHEDULE AP (Accounts Payable)
                              As of March 31, 2002
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR - NO TRADE PAYABLES
================================================================================
Debtor (Due From)    Total Due      Date Incurred      Past Due      Past Due
                                                      31-60 Days   Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company          )           CHAPTER 11
                                                 )           Case No.01-25010 DK
                                                 )
                                                 )

                                  BALANCE SHEET
                              As of March 31, 2002

                                           Asset                 Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
    Cash                                $
--------------------------------------------------------------------------------
    Pre-Petition Acct. Receivables      $ 134,587.00
--------------------------------------------------------------------------------
    Post-Petition Acct. Receivables     $ 459,968.00
--------------------------------------------------------------------------------
    Allowance for Doubtful Accounts     $ (263,640.00)
--------------------------------------------------------------------------------
    Receivables from Affiliates         $ 5,533,672.00
--------------------------------------------------------------------------------
    Notes Receivables Stocks
--------------------------------------------------------------------------------
    Inventory
--------------------------------------------------------------------------------
    Other Current Assets:
================================================================================
A.  SUBTOTAL Current Assets                                 $ 5,864,587.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
    Land
--------------------------------------------------------------------------------
    Building
--------------------------------------------------------------------------------
    Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
    Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                   $
================================================================================
Other Assets:  (Identify)
================================================================================
C.  SUBTOTAL  Other Assets                                  $
================================================================================
D.  TOTAL ASSETS (A+B+C)                                    $ 5,864,587.00
================================================================================

                                         Liability                Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
    Accounts Payable
--------------------------------------------------------------------------------
    Accrued Expenses                  $ 76,059.00
--------------------------------------------------------------------------------
    Rent and Leases Payable
--------------------------------------------------------------------------------
    Taxes Payable
--------------------------------------------------------------------------------
    Accrued interest
--------------------------------------------------------------------------------
    Other
================================================================================
E.  SUBTOTAL Post-Petition
    Liabilities                                              $ 76,059.00
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
    Priority Claims
--------------------------------------------------------------------------------
    Secured Debts (1)                $ 10,720,975.00
--------------------------------------------------------------------------------
    Unsecured Debts                  $ 23,117.00
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                        $ 10,744,092.00
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
    Common Stock
--------------------------------------------------------------------------------
    Additional Paid-in Capital
--------------------------------------------------------------------------------
    Retained Earnings (deficit):
--------------------------------------------------------------------------------
         Pre-Petition                $ (5,476,562.00)
--------------------------------------------------------------------------------
         Post-Petition               $ 520,998.00
================================================================================
G.  SUBTOTAL Stockholders' Equity                           $ (4,955,564.00)
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)      $ 5,864,587.00
================================================================================

(1) Startec Global Licensing Company and Startec Global Operating Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured. For bookkeeping purposes, the debt is divided evenly between the co-debtors and this amount reflects the division.